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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K/A
(Amendment No. 1)
_____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 4, 2022
_____________________________
Leafly Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-39119	84-2266022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 South Jackson Street, Suite 531 Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)
(206) 455-9504
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	LFLY	The Nasdaq Stock Market LLC
Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LFLYW	The Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed by Leafly Holdings, Inc. (formerly known as Merida Merger Corp.) (the “Company”) on February 10, 2022 (the “8-K”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the 8-K).

This Amendment No. 1 (i) amends certain disclosures under Item 2.01 of the 8-K to provide an update of developments at the Company, subsequent to the filing date of the 8-K; (ii) amends the financial statements provided under Item 9.01(a) in the 8-K to include the audited financial statements of Leafly Holdings, Inc. prior to the closing of the Business Combination (“Leafly”) as of and for the year ended December 31, 2021, the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Leafly for the year ended December 31, 2021; (iii) amends the pro forma financial information provided under Item 9.01(b) in the 8-K to include the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2021 and (iv) adds the exhibits included below under Item 9.01(d).

This Amendment No. 1 does not amend any other item of the 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Leafly, subsequent to the filing date of the 8-K. The information previously reported in or filed with the 8-K is hereby incorporated by reference to this Form 8-K/A.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Business and Properties

The information set forth in the section of the Company’s Annual Report on Form 10-K filed on March 31, 2022 (“Form 10-K”) entitled “Business” beginning on page 2 and entitled “Properties” beginning on page 49 is incorporated herein by reference.

Risk Factors

The information set forth in the section of the Form 10-K entitled “Risk Factors” beginning on page 10 is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.3 to this Amendment No. 1 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

Executive Compensation and Director Compensation

The information set forth in the section of the 8-K entitled “Directors and Executive Officers - Compensatory Arrangements of Certain Officers and Directors” beginning on page 10 is incorporated herein by reference, except that the disclosure under the heading “Summary Compensation Table” is amended in its entirety to be replaced with the information under this same heading in the Current Report on Form 8-K that we filed with the SEC on March 17, 2022.

Legal Proceedings

The information set forth in the section of the Form 10-K entitled “Legal Proceedings” beginning on page 49 is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

1.Audited consolidated financial statements of Leafly as of and for the years ended December 31, 2021 and December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated by reference herein.
2.Management’s Discussion and Analysis of Financial Condition and Results of Operations of Leafly for the year ended December 31, 2021 is filed herewith as Exhibit 99.2 and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2021, are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description
99.1	Audited consolidated financial statements of Leafly as of and for the years ended December 31, 2021 and December 31, 2020
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Leafly for the year ended December 31, 2021
99.3
Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 and unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2022

LEAFLY HOLDINGS, INC..

By:    /s/ Yoko Miyashita
Yoko Miyashita
Chief Executive Officer